098888\0048\01864\959NC8U9.SCD                  10/13/95   2:25PM



098888\0048\01864\959NC8U9.SCD                  10/13/95   2:25PM
                                                   EXECUTION COPY

                   BORROWER PLEDGE AGREEMENT

      THIS AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (as such agreement may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of September 29, 1995 is made by ANNTAYLOR, INC., a Delaware corporation, with its principal place of business located at 142 West 57th Street, New York, New York 10019 (the "Grantor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, with an office located at 1455 Market Street, San Francisco, California 94103, in its capacity as Agent under the "Credit Agreement" (as defined below) (the "Agent").

                       R E C I T A L S :

      A. The Grantor, the Agent, BA Securities, Inc., as Arranger, Bank of America National Trust and Savings Association and Fleet Bank, National Association, as Co-Agents, and certain financial institutions currently and in the future to be the parties to the Credit Agreement (as defined below) (such financial institutions being collectively referred to as the "Lenders"), have entered into a certain Amended and Restated Credit Agreement, dated as of September 29, 1995 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms not otherwise defined herein are being used as defined in the Credit Agreement);

      B.    The  Grantor and the Agent are parties to the  Pledge
Agreement,  dated  as  of  July 29, 1994  (the  "Existing  Pledge
Agreement");

     C. It is a condition precedent to the effectiveness of the Credit Agreement and to the making of the Loans by the Lenders and the issuing of the Letters of Credit by any Issuing Bank that the Existing Pledge Agreement shall be amended and restated as set forth herein;

      NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make the Loans and each Issuing Bank to issue the Letters of Credit under the Credit Agreement, the Grantor hereby agrees with the Agent for its benefit and for the benefit of the Lenders and the Issuing Banks, and the Agent, by acceptance hereof, hereby agrees, that the Existing Pledge Agreement is hereby amended and restated in its entirety as follows:

      Section 1. Grant of Security. To secure the prompt and complete payment, observance and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations, the Grantor hereby assigns and pledges to the Agent, and hereby grants to the Agent, for its benefit and the benefit of the Lenders and the Issuing Banks, a security interest in all of the Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Collateral"):

      EQUIPMENT: All machinery and equipment, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than "inventory", as such term is defined in the Uniform Commercial Code in effect on the date hereof in the State of New York (the "UCC")), in each instance whether now owned or hereafter acquired by the Grantor and wherever located (collectively, "Equipment");

      GENERAL  INTANGIBLES:   All rights,  interests,  choses  in
action, causes of action, claims and all other intangible property of the Grantor of every kind and nature (other than "accounts", as such term is defined in the UCC), in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, patents, patent applications, service marks, trade names and trademarks (including any applications for the foregoing and whether or not registered) and the goodwill of the Grantor's business connected with and symbolized by such trademarks, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, U.S. registered copyrights, licenses relating to trademarks and U.S. registered copyrights, franchises, customer lists, credit files, correspondence and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements, and other contracts and contract rights; all interests in partnerships, joint ventures and other entities; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all pay ments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which the Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; and all other intangible property, whether or not similar to the foregoing, including, without limitation, all "general intangibles", as such term is defined in the UCC (in each instance, however and wherever arising, collectively, "General Intangibles");

      CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, all instruments (including, without limitation, (a) the shares of stock described in Annex I-A hereto (the "Pledged Shares") and all dividends, instruments and other property from time to time distributed in respect thereof or in exchange therefor, and (b) the notes and debt instruments described in Annex I-B hereto (the "Pledged Debt") and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor), and all bills of lading, warehouse receipts and other documents of title and documents, including, without limitation, all "chattel paper", "instruments" and "documents", as such terms are defined in the UCC, in each instance whether now owned or hereafter acquired by the Grantor, other than any promissory note in an amount less than $1,000,000 owing to the Grantor from a senior executive or key employee of the Grantor (an "Excluded Note") (collectively, "Chattel Paper, Instruments and Documents"); and

      OTHER PROPERTY: All property or interests in property now owned or hereafter acquired by the Grantor which now may be owned or hereafter may come into the possession, custody or control of the Agent, any of the Lenders, any Issuing Bank or any agent or Affiliate of any of them in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of the Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of loans, including without limitation, all the Loans made to the Grantor under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement (collectively, "Other Property");

together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof; provided, however, that (x) Collateral shall not include Receivables and (y) the foregoing grant of a security interest shall not include a security interest in any lease and any property subject to an enforceable lease which by its terms expressly prohibits the right of the Grantor to grant a security interest in such lease or property. The Borrower agrees to use its best commercially reasonable efforts to ensure that no future lease contains any restrictions on the Borrower's right to grant a security interest in any equipment placed on the leased premises.

      Section 2. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral (except to the extent that such exercise prevents the Grantor from satisfying such duties and obligations), and (c) the Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

       Section 3. Delivery of Pledged Collateral. All certificates, notes and other instruments representing or evidencing the Pledged Shares or the Pledged Debt and all other instruments now owned or at any time hereafter acquired by the Grantor other than any Excluded Notes (collectively, the "Pledged Collateral") shall be delivered to and held by or on behalf of the Agent pursuant hereto (except as otherwise provided in the last sentence of Section 4(f) hereof) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Agent or any nominee of the Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8 hereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

      Section 4. Representations and Warranties. The Grantor represents and warrants as follows:

           (a) As of the date of this Agreement, the locations listed on Annex II constitute all locations at which Equipment is located, except for Equipment temporarily in transit. As of the date of this Agreement, the chief place of business and chief executive office of the Grantor are located at the address first specified above for the Grantor.

           (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of all liens, security interests or other encumbrances, except as expressly permitted by subsection 8.02(b) of the Credit Agreement. For the past five years the business of the Grantor has been conducted only by the following corporations and under the following corporate names and not under any trade name or other name:

          1)   AnnTaylor, Inc.
          2)   AnnTaylor Factory Stores
          3)   AnnTaylor Loft
          4)   AnnTaylor Studio

           (c) The Grantor has exclusive possession and control of the Equipment, except for (i) Equipment in the possession and control of the Grantor's lessees and licensees under written lease and license agreements entered into in the ordinary course of business and consistent with past practice and (ii) Equipment in transit with common or other carriers.

           (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt of Grantor's Subsidiaries (if any), and, to the best of the Grantor's knowledge, all other Pledged Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the issuers thereof.

           (e) The Pledged Shares indicated on Annex I-A hereto constitute all of the shares of stock held by the Grantor of the respective issuers thereof. The Pledged Shares and the Pledged Debt constitute all of the Pledged Collateral except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the Agent has not at any time requested possession and which are not a material portion of the Collateral under this Agreement or the Trademark Assignment executed by Grantor, taken as a whole (the "Personal Property Collateral") either singly or in the aggregate.

           (f) This Agreement creates a valid security interest in the Collateral (other than the Pledged Collateral), securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect such security interest under the Uniform Commercial Code as enacted in each jurisdiction listed on Annex III hereto have been duly taken or will be duly taken not later than five Business Days after the date hereof. The pledge and delivery of the Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by the Grantor to perfect such security interest prior to the date hereof, create a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business with respect to which the Agent has not at any time requested possession and which are not a material portion of the Personal Property Collateral either singly or in the aggregate.

           (g) Other than the filings with the United States Patent and Trademark Office and filings under the UCC, no authorization, approval or other action by, and no notice to or filing with, any federal, state or local governmental authority that have not already been taken or made and which are in full force and effect, is required (i) for the pledge by the Grantor of the Pledged Collateral or for the grant by the Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the exercise by the Agent of the voting or other rights provided in this Agreement with respect to the Pledged Collateral or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition thereof by laws affecting the offering and sale of securities generally), or (iii) for the exercise by the Agent of any of its other rights or remedies hereunder.

     Section 5.  Further Assurances.

           (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral; provided, however, that the
     Grantor shall in no event be required to execute any leasehold mortgage with respect to any lease. Without limiting the generality of the foregoing, at the request of the Agent, the Grantor shall: (i) if an Event of Default shall have occurred and be continuing, mark conspicuously each document included in the Collateral and, at the request of the Agent made at any time, and whether or not an Event of Default shall have occurred, mark each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document or Collateral is subject to the security interest granted hereby; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

           (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

           (c) The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request, all in reasonable detail.

     Section 6.  As to Equipment.  The Grantor shall:

           (a) Keep the Equipment (other than Equipment sold in accordance with Section 8.02(a) of the Credit Agreement) at the places specified in Section 4(a) hereof and deliver written notice to the Agent at least 30 days prior to establishing any other location at which it reasonably expects to maintain Equipment in which jurisdiction all action required by Section 5 hereof shall have been taken with respect to all such Equipment.

          (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of the Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end. The Grantor shall promptly furnish to the Agent a statement respecting any material loss or damage as a result of a single occurrence to any of the Equipment which has an aggregate fair market value exceeding $250,000.

     Section 7.  As to the Pledged Collateral.

          (a) So long as no Event of Default shall have occurred and be continuing:

                     (i)  The Grantor and not the Agent shall  be
          entitled to exercise any and all voting and other rights of consent or approval pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Grantor shall not exercise or refrain from exercising any such right without the consent of the Agent if such action or inaction would have a material adverse effect on the value of the Pledged Collateral or the benefits to the Agent, the Lenders and the Issuing Banks including, without limitation, the validity, priority or perfection of the security interest granted hereby or the remedies of the Agent hereunder.

                     (ii) The Grantor and not the Agent shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral;
          provided, however, that any and all

                              (A)  dividends and interest paid or
               payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                 (B)     dividends   and    other
               distributions paid or payable in cash in respect of any Pledged Collateral consisting of stock of any Subsidiary of the Grantor and dividends and other distributions paid or payable in cash in respect of any other Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                (C)    cash   paid,  payable   or
               otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

                shall forthwith be delivered to the Agent, in the case of (A) above, to hold as Pledged Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Agent, the Lenders and the Issuing Banks, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement) and, in the case of (B) and (C) above, to the extent required under the terms of the Credit Agreement, shall forthwith be delivered to the Agent to be applied to the Obligations in such order as provided in subsection 2.06(b) of the Credit Agreement.

                     (iii)  The Agent shall promptly execute  and
          deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

           (b) Upon the occurrence and during the continuance of an Event of Default and at the Agent's option:

                     (i)   All  rights of the Grantor to exercise
          the  voting  and  other rights of consent  or  approval
          which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other rights of consent or approval and to receive and hold as Pledged Collateral such dividends and interest payments.

                     (ii)  All  dividends and  interest  payments
          which are received by the Grantor contrary to the provisions of paragraph (i) of this Section 8(b) hereof shall be received in trust for the benefit of the Agent, the Lenders and the Issuing Banks and shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

      Section 8. Additional Shares. The Grantor agrees that it will (i) cause each issuer of the Pledged Shares subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares. The Grantor hereby authorizes the Agent to modify this Agreement by amending Annex I to include such additional shares or other securities.

      Section 9. The Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 7 hereof), including, without limitation:

                     (i)  to obtain and adjust insurance required
          to be paid to the Agent pursuant to Section 7.05 of the Credit Agreement,

                     (ii)  to  ask,  demand,  collect,  sue  for,
          recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                     (iii)  to receive, indorse, and collect  any
          drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above,

                    (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral, and

                     (v)   to  receive, indorse and  collect  all
          instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

      Nothing set forth in this Section 9 and no exercise by the Agent of the rights and powers granted in this Section 9 shall limit or impair the Grantor's rights under Section 7 hereof. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and shall be irrevocable until the Obligations are paid in full and the commitments of the Lenders to extend credit under the Credit Agreement are terminated.

     Section 10. The Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent, upon written notice to the Grantor if practicable, may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 14 hereof.

      Section 11. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it, in the absence of willful misconduct or gross negligence, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall be under no obligation to (i) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Obligations.

      Section 12. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or any part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. The Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any such Pledged Collateral and to take such other actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate, actions to comply with Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as from time to time amended (the "Securities Act")). To the extent permitted by law, the Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter in force. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' written notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

           (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then or at any time thereafter applied against (after payment of any amounts payable to the Agent pursuant to Section 15 hereof) in whole or in part by the Agent, for the benefit of the Agent, the Lenders and the Issuing Banks, all or any part of the Obligations in such order as is provided in Section 2.06(b) of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations under this Agreement and the termination of the commitments of the Lenders to extend credit under the Credit Agreement shall be promptly paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     Section 13.  Registration Rights.

          (a) If the Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to
     Section 12 hereof, the Grantor agrees that, upon request of the Agent, the Grantor will, at its own expense:

                     (i)   execute  and deliver, and  cause  each
          issuer of the Pledged Collateral which is a Subsidiary contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                     (ii)  use  its best efforts to  qualify  the
          Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary approvals of all Governmental Authorities for the sale of the Pledged Collateral, as requested by the Agent;

                      (iii)  cause  each  such  issuer  to   make
          available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 10 of the Securities Act; and

                     (iv)  do or cause to be done all such  other
          acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

           (b) Determination by the Agent to exercise its right to sell any or all of the Pledged Collateral pursuant to
     Section 12 hereof without making a request of the Grantor pursuant to Section 13(a) hereof shall not by the sole fact of such sale be deemed to be commercially unreasonable.

      Section 14. Expenses. The Grantor shall upon written demand pay to the Agent the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, as provided in Section 12.03 of the Credit Agreement.

     Section 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 16.  Notices.  All notices and other
communications provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the addresses first above written or, as to each party, at such other address as may be designated by such party in a written notice to the other party.

     Section 17.  Continuing Security Interest; Termination.

           (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement and the termination of the Credit Agreement, (ii) be binding upon the Grantor, its successors and assigns and (iii) except to the extent that the rights of any transferor or assignor are limited by
     Section 12.01 (concerning assignments) of the Credit Agreement, inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and the Issuing Banks, subject to the terms and conditions of the Credit Agreement. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer any interest in any Loan owing to such Lender to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent herein or otherwise, subject, however, to the provisions of Section 12.01 (concerning assignments) of the Credit Agreement. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give the Grantor's successors and assigns any right, remedy or claim under, to or in respect of this Agreement, any other Loan Document or any Collateral. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

           (b) Upon the payment in full of the Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement and the termination of the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent shall promptly return to the Grantor, at the Grantor's expense, such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will, at the Grantor's expense, execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination.

           (c) Upon any release of the Agent's security interest in any part of the Collateral expressly required to be given by the Agent pursuant to Section 11.12(c) of the Credit Agreement, the Agent shall execute and deliver to the Grantor, at the Grantor's expense, all termination statements, assignments and other documents and instruments as may be necessary or desirable to release fully the security interests in such Collateral granted hereby; provided, however, that (i) the Agent shall not be required to execute any such documents on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such security interests without recourse or warranty, and
     (ii) such release shall not in any manner discharge, affect or impair the Obligations or any security interests, liens or other encumbrances upon (or obligations of the Grantor in respect of) all interests retained by the Grantor, including without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

      Section 18. Applicable Law; Severability. This Agreement shall be construed in all respects in accordance with, and governed by, the laws of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 19. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GRANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR ACCEPTS, FOR ITSELF IN AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN
(10) DAYS AFTER SUCH MAILING. EACH OF THE GRANTOR AND, BY ACCEPTANCE HEREOF, THE AGENT AND THE LENDERS, IRREVOCABLY WAIVES
(A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, AND (B) ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY
OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day first above written.

                                   ANNTAYLOR, INC.


                                   By: /s/Walter J. Parks

                                   Name:  Walter J. Parks

                                   Title: Sr. V.P. - Finance

Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Agent


By:   /s/ Dietmar Schiel

Name:     Dietmar Schiel

Title:    Vice President
                            ANNEX I-A

                         PLEDGED SHARES

                                             Stock
                         Class of            Certificate    No. of
Issuer                   Stock               No.            Shares

AnnTaylor Travel, Inc.   Common                  1            1

AnnTaylor Funding, Inc.  Common                  1           100

AnnTaylor Distribution
  Services, Inc.         Common                  1            1

CAT US Inc.              Common                  1          2,000

CAT US Inc.              Common                  11         2,000

C.A.T. (Far East)
  Limited                Common                  5          30,000

C.A.T. (Far East)
  Limited                Common                  8          30,000
                            ANNEX I-B

                          PLEDGED DEBT

                              NONE

                            ANNEX II

                     LOCATIONS OF EQUIPMENT

                          See Attached.
3 15 280  MADISON SQUARE       5901 UNIVERSITY DRIVE HUNTSVILLE     AL
       358060000  2058372425
3 15 355  RIVERCHASE GALLERIA  2000 RIVERCHASE DR, SPE 208          BIRMINGHAM
        AL     352440000
3 15 273  LITTLE ROCK          2002 PK PLZ SHOPPING CTR             LITTLE ROCK
         AR     722050000
5016639571
8 74 742  ARIZONA FACT SHOPS                         4250 WEST
BOW RD    PHOENIX              AZ                    850270000      6024659540
4 18 127  TUCSON MALL                                4500 N.
ORACLE SUITE 455               TUCSON                               AZ
857050000  6028884080
4 18 174  BILTMORE FASHION PARK                      2560 E.
CAMELBACK RD                   PHOENIX                              AZ
850160000  6024683339
4 18 331  SCOTTSDALE FASHION SQ                      7014 E
CAMELBACK ROAD                 SCOTTSDALE            AZ             852510000
          6024238093
8 74 732  DESERT HILLS (CABAZON)                     48400
SEMINOLE DRIVE STE 5000        CABAZON                              CA
922300000
8 74 740  MARINA SQ (SAN LEANDRO)                    MARINA
SQUARE                         SAN LEANDRO           CA             945770000
8 74 739  NAPA                 681 FACTORY STORE DRIVE              NAPA
                CA   945580000
8 74 717  CITADEL                                    100 CITADEL
DR, STE 114                    COMMERCE              CA             900400000
         2137257033
8 74 725  BARSTOW                                    2796 TANGER
WAY, SPACE 213                 BARSTOW                              CA
 923110000  6192532999
4 22 383  CARMEL PLAZA                               213 OCEAN
AVE. + MISSION AVE             CARMEL                               CA
939210000  4086269565
8 74 715  GILROY                                     681
LEAVESLEY ROAD, STE 10         GILROY                               CA
 950200000  4088481188
8 74 714  PETALUMA                                   2220
PETALUMA BLVD. NORTH           PETALUMA              CA             949520000
          7077669592
8 79 799  GILROY                                     8300 ARROYO
CIRCLE                         GILROY                               CA
 950200000
4 22 399  POST STREET                                240 POST
STREET                         SAN FRANCISCO         CA             941080000
4 23 299  BROADWAY PLAZA                             1170
BROADWAY PLAZA                 WALNUT CREEK          CA             945960000
           5109370606
6 64 505  LA CUMBRE II                               120 S. HOPE
AVE, #F16                      SANTA BARBARA         CA             931050000
           8055631346
4 23 408  GALLERIA @ SOUTH BAY                       HAWTHORN
BLVD.                          REDONDO BEACH         CA             902780000
4 23 330  CORTE MADERA                               1616 REDWOOD
HIGHWAY                        CORTE MADERA          CA             949250000
           4159270577
4 23 324  EMBARCADERO CENTER                         EMBARCADERO
CENTER #3                      SAN FRANCISCO         CA             941110000
           4159895355
4 23 197  STONERIDGE MALL                            2511
STONERIDGE MALL                PLEASANTON            CA             945880000
           5104633240
4 23 94   PALO ALTO                                  18 STANFORD
SHPNG. CTR.                    PALO ALTO             CA             943040000
           4158530433
4 23 193  SAN FRANSISCO CENTER                       865 MARKET
STREET                         SAN FRANCISCO         CA             941030000
           4155432487
6 64 509  BROADWAY PLAZA                             1275
BROADWAY PLAZA                 WALNUT CREEK          CA             945960000
           5109338551
8 79 798  MILPITAS                                   GREAT MALL
OF BAY AREA                    MILPITAS                             CA
 950350000
6 64 504  BEVERLY CENTER                             131 NO. LA
CIENEGA #669                   LOS ANGELES           CA             900480000
          3106594051
4 22 322  VALLEY FAIR                                2855 STEVENS
CRK #2305                      SANTA CLARA           CA             950500000
         4082470245
4 22 92   GHIRARDELLI SQUARE                         900 NORTH
POINT STREET                   SAN FRANCISCO         CA             941090000
           4157752872
4 21 187  THE OAKS                                   460 W.
HILLCREST DRIVE                THOUSAND OAKS         CA             913600000
         8053735352
4 21 71   WOODLAND HILLS                             235
PROMENADE #177                                       WOODLAND
HILLS     CA                   913670000             8188882774
4 22 192  STONESTOWN GALLERIA                        3251 20TH
AVENUE                         SAN FRANCISCO         CA             941320000
          4155640229
4 21 177  PASADENA                                   495-505
SOUTH LAKE AVE.                PASADENA              CA             911010000
          8187924820
4 21 180  DESERT FASHION PLAZA                       123 N. PALM
CANYON DR.                     PALM SPRINGS          CA             922620000
           6193277128
4 21 183  MEDIA CITY CENTER                          201 E.
MAGNOLIA #236                  BURBANK               CA             915010000
           8185586244
4 21 314  LA CUMBRE I                                130 SOUTH
HOPE AVENUE, D15               SANTA BARBARA         CA             931050000
           8055639954
4 21 308  GLENDALE GALLERIA                          2176
GLENDALE GALLARIA              GLENDALE              CA             912100000
           8182460350
4 20 412  MONTCLAIR PLAZA                            2066
MONTCLAIR PLAZA LANE           MONTCLAIR             CA             917630000
4 21 326  SANTA ANITA                                400 S.
BALDWIN AVE., SUITE 615        ARCADIA                              CA
      910071904  8188214425
4 21 342  SHERMAN OAKS                               14066
RIVERSIDE DRIVE SP268          SHERMAN OAKS          CA             914230000
           8187840553
4 21 395  NORTHRIDGE FASHION CTR                     9301 TAMPA
AVENUE SP124                   NORTHRIDGE            CA             913242501
4 22 90   SUTTER STREET                              441 SUTTER
STREET                         SAN FRANCISCO         CA             941080000
           4159895381
4 20 415  TOPANGA PLAZA                              CANOGA PARK             CA
4 20 404  7TH MKTPL @ CITICORP PZ                    735 SOUTH
FIGUEROA                       LOS ANGELES           CA             900170000
          2136292932
4 22 291  DOWNTOWN PLAZA                             545 DOWNTOWN
PLAZA #2063                    SACRAMENTO            CA             958140000
          9164431972
4 19 79   HORTON PLAZA                               25 HORTON
PLAZA                          SAN DIEGO                            CA
 921010000  6192330705
4 19 172  MAIN PLACE                                 2800 N. MAIN
STREET #548                    SANTA ANA             CA             927010000
          7145437668
4 19 173  LA JOLLA                                   1205
PROSPECT STREET                LA JOLLA                             CA
 920370000  6194540158
4 19 179  BREA MALL                                  2117 BREA
MALL                           BREA                                 CA
926210000  7145299002
4 19 184  NORTH COUNTY FAIR                          200 E. VIA
RANCHO PKY/S319                ESCONDIDO             CA             920250000
          6197379195
4 19 185  UNIVERSITY TOWN CTR                        4417 LA
JOLLA VILLAGE DR., N-9         SAN DIEGO             CA             921221206
         6194506550
4 19 286  SOUTH COAST PLAZA                          3333 BRISTOL
STREET                         COSTA MESA            CA             926260000
          7147541915
4 20 70   WESTWOOD                                   1031
WESTWOOD BLVD                  LOS ANGELES           CA             900240000
          3102086549
4 19 319  FASHION VALLEY                             324 FASHION
VALLEY                         SAN DIEGO                            CA
    921080000  6196832090
4 20 289  CENTURY CITY                               10250 SANTA
MONICA DR                      LOS ANGELES           CA             900670000
         3102773041
4 20 73   BEVERLY HILLS                              357 N.
CAMDEN DRIVE                   BEVERLY HILLS         CA             902100000
          3108587840
4 22 282  HILLSDALE SHOPPING CTR                     276
HILLSDALE MALL                                       SAN MATEO               CA
         944030000
4155711030
4 20 75   DEL AMO FASHION CTR                        239 DEL AMO
FASHION CTR.                   TORRANCE              CA             905030000
         3103716546
4 20 76   BEVERLY CENTER                             8522 BEVERLY
BLVD/S.782                     LOS ANGELES           CA             900480000
          3106596655
4 20 171  CITICORP PLAZA                             735 SOUTH
FIGUEROA                       LOS ANGELES           CA             900170000
         2136292932
4 22 195  ARDEN FAIR                                 1689 ARDEN
WAY                            SACRAMENTO            CA             958150000
         9165670290
4 20 182  PALOS VERDES                               550 DEEP
VALLEY ROAD                    ROLLING HILLS         CA             902740000
         3105414470
4 20 181  SANTA MONICA PLACE                         175 SANTA
MONICA PLACE                   SANTA MONICA          CA             904010000
         3103953650
8 74 741  CAMARILLO                                  850 VENTURA
BLVD.                          CAMARILLO             CA             930100000
         8053830482
8 74 710  CASTLE ROCK FACT SHOPS                     505 FACTORY
SHOPS BLVD                     CASTLEROCK            CO             801040000
         3036883335
4 31 114  CHERRY CREEK                               3000 E 1ST
AVE, #249                      DENVER                               CO
 802060000  3033551324
4 31 112  SIENA SQUARE                               2070
BROADWAY, STORE D              BOULDER                              CO
 803020000  3034493971
4 31 110  LARIMER SQUARE                             1421 LARIMER
SQUARE                         DENVER                               CO
802020000  3038920478
5 5  402  DANBURY FAIR                               7 BACKUS
AVENUE SP C-115                DANBURY                              CT
 068100000  2037910761
5 24 23   HARTFORD                                   1 CIVIC
CENTER PLAZA                   HARTFORD              CT             061030000
          2032784020
5 5  343  TRUMBULL SHOPPING PK                       5065 MAIN
STREET                         TRUMBULL              CT             066110000
          2033744234
5 24 353  SOMERSET SQUARE                            140
GLASTONBURY BLVD.              GLASTONBURY           CT             060334402
          2036599315
5 5  293  STAMFORD TOWN CTR                          100 GREYROCK
PLACE                          STAMFORD              CT             069010000
          2033591616
5 5  3    NEW CANAAN                                 81 ELM
STREET                         NEW CANAAN            CT             068400000
          2039660354
5 24 143  WEST FARMS                                 216 WEST
FARMS MALL                     FARMINGTON            CT             060320000
         2035218195
5 24 144  BUCKLAND HILLS                             194 BUCKLAND
HILLS DR.                      MANCHESTER            CT             060400000
         2036447217
5 5  2    WESTPORT                                   97 MAIN
STREET                         WESTPORT              CT             068800000
         2032277557
5 5  4    GREENWICH                                  55 EAST
PUTNAM AVENUE                  GREENWICH             CT             068300000
         2036616455
5 5  1    NEW HAVEN                                  968 CHAPEL
STREET                         NEW HAVEN             CT             065100000
         2037772304
9 95 378  BOX & HOLD - SPRING '94                    130 HAMILTON
STREET                         NEW HAVEN             CT             065110000
         2037722516
7 91 95   ANN TAYLOR DIRECT                          130 HAMILTON
STREET                         NEW HAVEN             CT             065110000
         8002898295
1 7  134  UNION STATION                              50
MASSACHUSETTS AVE. NE          WASHINGTON            DC             200020000
          2023718010
1 7  21   GEORGETOWN PARK                            3222 M
STREET, N.W.                   WASHINGTON            DC             200070000
          2023385290
6 61 510  UNION STATION                              40
MASSACHUSETTS AVE-- N E        WASHINGTON            DC             200020000
          2022892631
1 7  36   MAZZA GALLERIE                             5300
WISCONSIN AVENUE               WASHINGTON            DC             200150000
         2022441940
1 7  334  K STREET                                   1720 K
STREET, N.W.                   WASHINGTON            DC             200060000
          2024663544
6 61 506  GEORGETOWN PARK                            3222 M
STREET NW-SP 23                WASHINGTON            DC             200070000
         2023381061
8 71 737  REHOBOTH BEACH                             REHOBOTH
OUTLET CTR                     REHOBOTH BEACH        DE             199710000
3 16 101  FASHION MALL                               321 N.
UNIVERSITY DR.                 PLANTATION            FL             333240000
         3054246707
3 16 303  DADELAND MALL                              7415
SOUTHWEST 88TH ST              MIAMI                                FL
 331560000  3056626612
3 16 102  BOYNTON BEACH MALL                         801 N.
CONGRESS AVENUE                BOYNTON BEACH         FL             334260000
         4073641211
3 16 304  BOCA RATON                                 TOWN CENTER
MALL                           BOCA RATON            FL             334310000
         4073910785
3 16 311  FT. LAUDERDALE                             2486B E.
SUNRISE BLVD.                  FT. LAUDERDALE        FL             333040000
          3055665801
3 16 317  BAL HARBOUR SHOPS                          9700 COLLINS
AVENUE                         BAL HARBOUR           FL             331540000
         3058684455
3 16 363  THE FALLS                                  8888 HOWARD
DRIVE                          MIAMI                                FL
  331760000  3053254047
3 16 63   COCONUT GROVE                              3399
VIRGINIA STREET                COCONUT GROVE         FL             331330000
         3054440146
3 16 398  THE GARDENS                                3101 PGA
BLVD.-S  K-20                  PALM BCH GARDENS      FL             334100000
8 72 744  SAWGRASS MILLS                             12801 WEST
SUNRISE BLVD.                  SUNRISE                              FL
       333230000
3 15 69   ALTAMONTE MALL                             451
ALTAMONTE AVENUE               ALTAMONTE SPRGS       FL             322010000
         4078343909
8 72 731  ORLANDO                                    5225
INTERNATIONAL DR               ORLANDO                              FL
  328190000
8 72 722  VERO BEACH                                 1850 94TH
DRIVE SPACE 160                VERO BEACH                           FL
       329660000  4077782337
8 72 716  ST. AUGUSTINE                              2700 STATE
ROAD 16                        ST. AUGUSTINE         FL             320920000
         9048231425
8 72 711  SILVER SANDS                               5105 HIGHWAY
98 EAST, STE 113               DESTIN                               FL
 325410000  9046540775
3 15 410  THE OAKS MALL                              THE OAKS
MALL                           GAINESVILLE                          FL
       326050000  9043631869
8 72 701  SAWGRASS MILLS                             12801
W.SUNRISE BLVD                 SUNRISE                              FL
       333230000  3058469607
8 72 708  GULF COAST FACT SHOPS                      5460 FACT
STOPS BLVD. ST 700             ELLENTON                             FL
       342220000  8137236713
3 15 100  OLD HYDE PARK                              1618 SNOW
AVENUE                         TAMPA                                FL
 336060000  8132511919
3 15 103  THE AVENUES                                10300
SOUTHSIDE BLVD.                JACKSONVILLE                         FL
     322560000  9043631869
3 15 298  WINTER PARK                                126 PARK
AVENUE NORTH                   WINTER PARK           FL             327890000
         4076285600
3 15 409  WEST SHORE PLAZA                           287 WEST
SHORE PLAZA-SP C5              TAMPA                 FL             336090000
         8132828819
3 15 347  BRANDON TOWN CENTER                        2615 W.
BRANDON BLVD.-S 555            BRANDON                              FL
 335114720
3 15 310  WATERSIDE SHOPS                            5475 TAMIAMI
TRAIL N., STE 60               NAPLES                               FL
  339630000  8135984454
3 15 391  SEMINOLE TOWNE CTR                         117 TOWNE
CENTER CIRCLE                  SANFORD                              FL
 327710000  4073213886
3 15 104  UNIVERSITY MALL                            2200 FOWLER
AVENUE                         TAMPA                                FL
  336120000  8139715200
8 72 743  MAGNOLIA BLUFF                             RT. 1 BOX
1160                           DARIEN                               GA
  313050000
3 13 302  NORTH POINT MALL                           1180 NORTH
POINT CIRCLE                   ALPHARETTA            GA             302020000
         4016644915
3 13 284  PERIMETER MALL                             4400 ASHFORD
DUNWOODY RD                    ATLANTA                              GA
  303460000  4046718874
3 13 163  CUMBERLAND MALL                            1216
CUMBERLAND MALL                ATLANTA                              GA
 303390000  4043196363
3 13 165  AUGUSTA MALL                               3450
WRIGHTBORO RD                  AUGUSTA                              GA
 309090000  7066670471
3 13 414  PHIPP'S PLAZA                                             ATLANTA
                   GA
3 13 294  LENOX SQUARE                               3303
PEACHTREE ROAD                 ATLANTA                              GA
       303260000  4042640450
4 30 178  ALA MOANA CENTER                           1450 ALA
MOANA BLVD #3220               HONOLULU                             HI
       968140000  8089450028
4 30 327  PEARLRIDGE CENTER                          981005 MOANA
LUA RD. #121                   AIEA                  HI
   967010000           8084878486
2 10 333  OLD ORCHARD CENTER                         74 OLD
ORCHARD ROAD-S74               SKOKIE                               IL
 600770000  7086797370
2 10 48   NORTH CLARK STREET                         1750 NORTH
CLARK ST.                      CHICAGO                              IL
  606140000  3123374462
8 73 721  TUSCOLA                                    B-100
TUSCOLA BLVD., STE B-100       TUSCOLA                              IL
 619530000  2172532330
2 10 33   CONTINENTAL BANK                           231 S
LASALLE ST                     CHICAGO                              IL
  606040000  3123325572
2 10 28   OAK STREET                                 103 EAST OAK
STREET                         CHICAGO                              IL
 606110000  3129435411
2 10 25   NORTH MICHIGAN AVENUE                      700 N.
MICHIGAN AVE.                  CHICAGO                              IL
 606110000  3123350117
2 10 358  NORTHBROOK MALL                            2182
NORTHBROOK COURT               NORTHBROOK            IL             600621415
2 27 392  WOODFIELD MALL                             N311
WOODFIELD SHOPPING             SCHAUMBERG            IL             601730000
2 27 116  WHEATON TOWN SQUARE                        91
NAPERVILLE RD 52                                     WHEATON
                           IL     601870000
7086904377
2 27 111  CHARLESTOWNE CENTRE                        3102 E. MAIN
STREET                         ST. CHARLES           IL
   601740000           7085847980
2 27 307  OAKBROOK CENTER                            208 OAKBROOK
CENTER                         OAKBROOK              IL             605210000
           7085734825
8 73 704  GURNEE MILLS                               6170 GRAND
AVE. STE 745                   GURNEE                               IL
 600310000  7088550100
2 27 35   WOODFIELD MALL                             WOODFIELD
MALL                           SCHAUMBURG            IL             601730000
         7086197270
2 27 389  CIRCLE CENTRE                              49 WEST
MARYLAND ST                    INDIANAPOLIS                         IN
 462250000  3176385330
8 73 728  FREMONT                                    6245 NO. OLD
27  SUITE C-10                 FREMONT                              IN
  467370000  2198331664
8 73 730  MICHIGAN CTY (LIGHTHOUSE)                  601 WABASH
STREET, STE 1301               MICHIGAN CITY         IN             463600000
         2198793409
2 27 153  SOUTH BEND                                 6501 N.
GRAPE ROAD                     MISHAWAKA             IN             465440000
         2192776601
2 27 241  KEYSTONE AT THE CROSSING                   8701
KEYSTONE CROSSING              INDIANAPOLIS                         IN
 462400000  3175749445
8 73 729  EDINBURGH                                  11626 N.E
EXECUTIVE DR, F-40             EDINBURGH                            IN
 461240000  8125260147
3 13 360  OXMOOR CENTER                              7900
SHELBYVILLE ROAD               LOUISVILLE                           KY
402220000
9 95 37   D.C. FLOW-THRU                             7101
DISTRIBUTION DRIVE             LOUISVILLE                           KY
402580000
3 13 275  FAYETTE MALL                               3473
NICHOLASVILLE RD.              LEXINGTON                            KY
       405030000  6062730270
3 29 345  CANAL PLACE                                333 CANAL
STREET                         NEW ORLEANS           LA             701300000
           5045292306
3 29 106  MALL AT ST. VINCENT                        1133 ST.
VINCENT AVE. BOX 30            SHREVEPORT                           LA
       711040000  3182269554
3 29 89   NEW ORLEANS CENTRE                         1400 POYDRAS
STREET                         NEW ORLEANS           LA             701120000
         5045611002
3 29 98   LAKESIDE MALL                              3301
VETERANS BLVD 45A              METAIRIE                             LA
       700020000  5048350843
5 24 305  CHESTNUT HILL                              199
BOYLESTON STREET                                     CHESTNUT
HILL                           MA                    021670000      6172444848

5 6  12   CAMBRIDGE                                  44 BRATTLE
STREET                         CAMBRIDGE                            MA
       021380000  6178643720
5 24 24   WELLESLEY SQUARE                           73 CENTRAL
STREET                         WELLESLEY                            MA
       021810000  6172356770
5 24 16   HOLYOKE MALL                               50 HOLYOKE
ST/E-272                       HOLYOKE                              MA
  010400000  4135340951
5 24 5    BRAINTREE                                  S. SHORE
SHOPPING CTR.                  BRAINTREE                            MA
 021840000  6178483280
5 6  332  FANEUIL  HALL                              111 FANEUIL
HALL MKT. PL.                  BOSTON                               MA
 021090000  6177420031
5 6  329  PRUDENTIAL CENTER                          800 BOYLSTON
STREET                         BOSTON                               MA
  021160000  6174219097
5 6  288  NORTHSHORE MALL                            NORTHSHORE
MALL RT. 20                    PEABODY                              MA
  019600000  5085320064
5 6  108  CAMBRIDGESIDE                              100
CAMBRIDGESIDE W-202            CAMBRIDGE                            MA
 021410000  6172252779
5 6  10   BURLINGTON                                 BURLINGTON
MALL                           BURLINGTON                           MA
 018030000  6172723044
5 6  22   NEWBURY                                    18 NEWBURY
STREET                         BOSTON                               MA
 021160000  6172620763
5 24 318  NATICK MALL                                1245
WORCHESTER RD-SP 1168          NATICK                               MA
 017600000  5086501119
8 71 720  WORCESTER                                  100 FRONT
STREET SUITE 10                WORCESTER                            MA
 016080000  5087670295
8 71 733  OCEAN CITY                                 12741 OCEAN
GATEWAY                        OCEAN CITY                           MD
   218420000
1 8  31   WHITE FLINT                                WHITE FLINT
MALL                           KENSINGTON                           MD
 207950000  3017703233
1 7  132  HARBOR PLACE                               200 EAST
PRATT STREET                   BALTIMORE                            MD
 212020000  4103320567
1 7  301  ANNAPOLIS MALL                             1508
ANNAPOLIS MALL                 ANNAPOLIS                            MD
  214010000  4105732053
1 8  137  MONTGOMERY MALL                            7101
DEMOCRACY BLVD/1058            BETHESDA                             MD
  208170000  3013650771
1 7  138  TOWSON TOWN CENTER                         11850 MARKET
STREET                         TOWSON                               MD
  212040000  4108231381
1 7  131  OWINGS MILLS                               10300 MILL
RUN CIRCLE                     OWINGS MILLS                         MD
  211170000  4103630354
2 12 155  BRIARWOOD MALL                             100
BRIARWOOD CIRCLE-E114          ANN ARBOR                            MI
 481080000  3137410270
2 12 154  FAIRLANE TOWN CENTER                       18900
MICHIGAN AVE.J-122             DEARBORN                             MI
 481263901  3134412720
2 12 243  GROSSE POINTE FARMS                        16822
KERCHEVAL AVE.                 G P FARMS                            MI
 482300000  3138823380
2 12 246  WOODLAND MALL                              3195 28TH
STREET SE                      GRAND RAPIDS          MI             495080000
         6169429099
2 12 249  LAUREL PARK PLACE                          37598 W 6
MILE ROAD                      LIVONIA                              MI
  481520000  3135916000
2 12 242  TWELVE OAKS MALL                           27434 NOVI
ROAD                           NOVI                                 MI
 483770000  8103440066
2 12 41   SOMERSET MALL                              2801 W. BIG
BEAVER K252                    TROY                                 MI
 480843203  8106434457
8 73 713  BIRCH RUN                                  8825 MARKET
PL DR, STE 420                 BIRCH RUN                            MI
 484150000  5176244640
2 11 167  MALL OF AMERICA                            MALL OF
AMERICA S-218                  BLOOMINGTON           MN             554250000

           6128549220
2 11 152  CONSERVATORY                               800 NICOLLET
MALL                           MINNEAPOLIS                          MN
  554020000  6123384308
2 11 151  RIDGEDALE CENTER                           12721
WAYZATA BLVD.                  MINNETONKA            MN             553430000
           6125939842
2 11 394  SOUTHDALE CENTER                           170
SOUTHDALE CENTER               EDINA                                MN
       554350000  6129226868
2 11 335  ROSEDALE CENTER                            206 ROSEDALE
CENTER                         ROSEVILLE                            MN
       551130000  6126383015
8 73 724  BRANSON                                    300 TANGER
BLVD. STE 308                  BRANSON                              MO
       656162188  4173392982
2 11 315  PLAZA FRONTENAC                            38 PLAZA
FRONTENAC                      ST. LOUIS                            MO
       631310000  3149911956
2 11 403  ST. LOUIS GALLERIA                         1418 ST.
LOUIS GALLERIA                 ST. LOUIS                            MO
      631170000  3148632014
8 73 718  OSAGE BEACH                                FACTORY OUT
E HGWY 54,G11                  OSAGE BEACH                          MO
      650650000  3143483191
2 11 125  ST LOUIS GALLERIA                          1418 ST.
LOUIS GALLERIA                 ST. LOUIS                            MO
       631170000  3148632014
2 11 120  CLOSED-PLAZA FRONTENAC                     38 PLAZA
FRONTENAC                      ST. LOUIS                            MO
       631310000  3149911956
2 11 124  COUNTRY CLUB PLAZA                         4728
BROADWAY                       KANSAS CITY                          MO
       641120000  8165616300
2 11 122  WEST COUNTY CENTER                         WEST COUNTY
CENTER                         DES PERES                            MO
       631310000  3148220095
2 11 121  ST. LOUIS CENTER                           515 NORTH
6TH STREET                     ST. LOUIS                            MO
       631010000  3142319356
6 62 508  PLAZA FRONTENAC                            1701 SOUTH
LINDBURGH BLVD.                ST. LOUIS                            MO
       631310000  3144324001
3 15 406  NORTHPARK MALL                             1200 E.
COUNTY LINE RD-S 1116          RIDGELAND             MS
391570000           6019579417
3 28 277  ASHEVILLE                                  800 BREVARD
RM 850                         ASHEVILLE                            NC
      288060000  7046658350
3 28 352  SOUTHPARK MALL                             4400 SHARON
ROAD                           CHARLOTTE             NC
   282110000           7043647500
3 28 271  HANES MALL                                 3320 SILAS
CREEK PKWY #756                WINSTON-SALEM         NC
     271030000           9106599744
3 28 359  FOUR SEASONS                               210 4
SEASONS TWN CTR MALL           GREENSBORO            NC
          274040000           9102999118
3 28 328  CRABTREE VALLEY MALL                       4325
GLENWOOD AVE                   RALEIGH                              NC
       276120000  9195719888
3 28 336  NORTHGATE MALL                             1058 W CLUB
BLVD.                          DURHAM                               NC
       277010000  9194169526
2 11 364  OAKVIEW MALL                               3001 SOUTH
144TH ST  OMAHA                                      NE
    681440000
2 11 123  PACIFIC PLACE                              10341
PACIFIC STREET                 OMAHA                                NE
       681140000  4023909002
5 6  13   PHEASANT LANE                              310 DANIEL
WEBSTER H'WAY                  S. NASHUA                            NH
       030630000  6038910050
5 6  129  ROCKINGHAM PARK MALL                       99
ROCKINGHAM BLVD                                      SALEM          NH
     030790000
6038906062
1 26 59   MENLO PARK                                 307 MENLO
PARK                           EDISON                               NJ
       088300000  9084943866
1 26 20   RIVERSIDE SQUARE                           143
RIVERSIDE SQUARE                                     HACKENSACK     NJ
       076010000  2014892590
1 26 369  PALISADES AVENUE                           23-25-27
PALISADES AVE                  ENGLEWOOD             NJ
      076310000
1 26 323  BRIDGEWATER COMMONS                        400 COMMONS
WAY                            BRIDGEWATER           NJ
    088070000           9087070907
1 26 297  RIDGEWOOD                                  240
RIDGEWOOD AVE                  RIDGEWOOD             NJ
            074510000           2016121117
1 26 313  SHORT HILLS                                MALL AT
SHORT HILLS                    SHORT HILLS           NJ
        070780000           2014674290
1 4  105  CHERRY HILL MALL                           839 CHERRY
HILL MALL                      CHERRY HILL           NJ
     080020000           6096657450
6 61 507  THE GROVE AT SHREWSBURY                    553 RT 53 -
SP N-J                         SHREWSBURY            NJ
    077020000           9085307266
1 4  366  PALMER SQUARE                              17 PALMER
SQUARE   WEST                  PRINCETON             NJ
      085400000
1 4  296  THE GROVE AT SHREWSBURY                    559 RT. 35 N-
10A                            SHREWSBURY            NJ
  077020000           9082248803
1 4  128  FREEHOLD RACEWAY MALL                      3710 RT.
9/C140-J                       FREEHOLD
       NJ       077280000  9084620073
1 4  118  OCEAN COUNTY MALL                          1201 HOOPER
AVE./RM. 451                   TOMS RIVER            NJ
    087530000           9082403669
1 4  58   WOODBRIDGE CENTER                          249
WOODBRIDGE CTR DR.             WOODBRIDGE            NJ
            070950000           9088551774
4 18 117  LINCOLN PLACE                              130 LINCOLN
AVENUE                         SANTA FE
    NM       875010000  5059840101
4 18 337  CORONADO CENTER                            6600 MENAUL
BLVD.  NE  #225                ALBUQUERQUE           NM
    871100000           5058817480
4 18 119  FORUM                                      3500 LAS
VEGAS BLVD                     LAS VEGAS
       NV       891090000  7027940494
4 18 341  FASHION SHOW                               3200 LAS
VEGAS BLVD. SO.                LAS VEGAS
       NV       891090000  7027348614
5 5  349  THE WESTCHESTER                            125
WESTCHESTER AVE                WHITE PLAINS          NY
            106010000           9146448380
5 5  387  LARCHMONT (PALMER AVE)                     1919 PALMER
AVENUE                         LARCHMONT             NY
    105380000           9148343637
5 5  416  THE WESTCHESTER                            125
WESTCHESTER AVENUE             WHITE PLAINS          NY
            106014522
1 25 19   SOUTH STREET SEAPORT                       25 FULTON
STREET                         NEW YORK
      NY       100380000  2126085612
9 95 38   NYO SAMPLES                                142 WEST
57TH STREET                    NEW YORK
       NY       100190000
5 5  57   NANUET MALL                                75 W. ROUTE
59, SUITE 2032                 NANUET
    NY       109540000  9146230390
1 2  145  75TH & 3RD                                 1320 THIRD
AVENUE                         NEW YORK
     NY       100210000  2128613392
8 71 734  NIAGARA FALLS                              1900
MILITARY RD                    NIAGARA FALLS         NY
           143040000
1 2  203  UPPER WEST SIDE                            2015-17
BROADWAY(@ 69TH ST             NEW YORK
        NY       100230000  2128737344
5 5  15   EASTCHESTER                                696 WHITE
PLAINS RD.                     SCARSDALE             NY
      105830000           9147230500
5 3  338  CAROUSEL CENTER                            320 HIAWATHA
BLVD. WEST                     SYRACUSE
   NY       132099501  3154664001
8 71 709  WOODBURY COMMONS                           ROUTE 32 C-3
                             CENTRAL VALLEY NY
109170000 9149284586
1 2  208  87TH & BROADWAY                            2380
BROADWAY                       NEW YORK
           NY       100240000  2127213130
1 2  49   THIRD AVENUE (@ 50TH ST.                   805 THIRD
AVENUE                         NEW YORK
      NY       100220000  2123085333
1 25 309  WORLD FINANCIAL CTR                        225 LIBERTY
STREET                         NEW YORK
    NY       102810000  2129451991
1 25 207  MANHATTAN MALL @ 33RD ST                   901 AVE OF
AMERICAS  NEW YORK                                   NY
     100010000           2125643992
1 2  14   80TH & MADISON                             1055 MADISON
AVENUE                         NEW YORK
   NY       100280000  2129888930
1 25 200  FIFTH AVENUE                               575 FIFTH
AVENUE                         NEW YORK
      NY       100170000  2129223621
5 3  29   MANHASSET                                  1990
NORTHERN BLVD.                 MANHASSET             NY
           110300000           5166271028
1 1  362  645 MADISON AVENUE                         645 MADISON
AVENUE                         NEW YORK
    NY       100220000
1 25 99   STATEN ISLAND MALL                         2655
RICHMOND AVE.                  STATEN ISLAND         NY
           103140000           7189837744
1 25 397  SOUTH STREET SEAPORT                       25 FULTON
STREET                         NEW YORK
      NY       100380000
5 3  140  WOODBURY COMMONS                           8285 JERICHO
T'PIKE                         WOODBURY              NY
   117970000           5163674142
8 71 723  RIVERHEAD                                  TANGER DRIVE
STE 512                        RIVERHEAD             NY
   119010000           5163698800
5 3  201  CEDARHURST                                 445 CENTRAL
AVENUE                         CEDARHURST            NY
    115160000           5163740420
5 3  209  ROOSEVELT FIELD MALL                       RSVLT FIELD
MALL/S-1208                    GARDEN CITY           NY
    115300000           5167413700
5 3  205  WALDEN GALLERIA                            2000 WALDEN
AVENUE                         BUFFALO
    NY       142250000  7166846117
5 3  405  BRIDGEHAMPTON COMMONS
                                                             BRIDGEHAMPTON  NY
119320000
5 3  396  WALT WHITMAN MALL                          160-5 RTE
                HUNTINGTON     NY
117460000 5164234443
5 3  204  CROSSGATE MALL                             120
WASHINGTON AVE. EXT.           ALBANY
            NY       122030000  5184564433
5 3  393  EASTVIEW MALL                              7979
PITTSFORD-VICTOR RD            VICTOR
           NY       145640000  7164259650
2 14 321  TOWER CITY CENTER                          230 HURON
ROAD NW                        CLEVELAND             OH
      441130000           2162411290
6 62 503  COLUMBUS CITY CENTER                       315 COLUMBUS
CITY DRIVE                     COLUMBUS              OH
   432150000           6142286688
2 14 295  WORTHINGTON MALL                           111
WORTHINGTON MALL               COLUMBUS              OH
            430850000           6148484557
6 62 502  KENWOOD TOWN CENTER                        7875
MONTGOMERY ROAD                CINCINNATI
           OH       452360000  5137940040
2 14 354  BEACHWOOD PLACE                            26300 CEDAR
ROAD, SPACE 152                BEACHWOOD             OH
    441220000
2 14 386  ERIEVIEW GALLERIA                          1301 EAST
9TH STREET                     CLEVELAND             OH
      441140000           2162416622
2 14 292  FAIRFIELD COMMONS                          2727
FAIRFIELD COMMONS              BEAVER CREEK          OH
           454310000           5133200040
2 14 244  KENWOOD TOWN CENTRE                        7875
MONTGOMERY ROAD                CINCINNATI
           OH       452360000  5137917544
8 73 727  AURORA FARMS                               549 S.
CHILLICOTHE RD.  STE 400       AURORA
         OH       442020000  2165625115
2 14 126  TOWER PLACE                                28 WEST 4TH
ST/B-33                        CINCINNATI
    OH       452020000  5136514590
2 14 245  COLUMBUS CITY CENTER                       303 CITY
CENTER DRIVE                   COLUMBUS              OH
       432150000           6142213335
2 14 248  WESTGATE MALL                              3190
WESTGATE MALL                  FAIRVIEW PK
           OH       441260000  2163333351
8 73 712  OHIO FACTORY SHOPS                         8000 FACTORY
SHOPS BLVD.                    JEFFERSONVILLE        OH
   431280000           6149482100
3 17 262  OKLAHOMA CITY                              50 PENN
PLACE                          OKLAHOMA CITY         OK
        731180000           4058433557
3 17 263  UTICA SQUARE                               1948 UTICA
SQUARE                         TULSA
     OK       741140000  9187445073
3 17 346  WOODLAND HILLS                             7021 S.
MEMORIAL DR. -S 158            TULSA
        OK       741330000
4 30 196  PIONEER PLACE                              700 SW 5TH
AVENUE                         PORTLAND
     OR       972040000  5032220125
4 30 388  WASHINGTON SQ SHOPPING CT                  9585 WEST
WASHINGTON SQ                  PORTLAND
      OR       972230000
8 71 735  THE CROSSINGS                              285
CROSSINGS FACTORY              TANNERSVILLE          PA
            183720000           7176889605
8 72 706  MILLSTREAM                                 201 OUTLET
DRIVE                          LANCASTER
     PA       176020000  7173932074
2 9  44   KING-OF-PRUSSIA PLAZA                      432 GODDARD
BLVD.                          KING-OF-PRUSSIA       PA
    194060000           2153370143
8 71 700  FRANKLIN MILLS                             1556
FRANKLIN MILLS CI              PHILADELPHIA
           PA       191540000  2156379410
2 9  55   MT. LEBANON                                1500
WASHINGTON ROAD                MT. LEBANON
           PA       152280000  4125618753
2 9  46   OXFORD CENTER                              301 GRANT
STREET                         PITTSBURGH
      PA       152190000  4122614772
2 9  51   ROSS PARK MALL                             1000 ROSS
PARK MALL DR.                  PITTSBURGH
      PA       152370000  4123640170
2 9  52   WALNUT STREET                              1713 WALNUT
STREET                         PHILADELPHIA
    PA       191030000  2159779336
2 9  400  KING-OF-PRUSSIA PLAZA                      160 GULPH
MILLS RD                       KING OF PRUSSIA       PA
      194060000           6103540770
2 9  56   GLEN EAGLE SQUARE                          539
WILMINGTON-W. US202            GLEN MILLS
            PA       193420000  2155583660
2 9  361  WILLOW GROVE PARK                          2500
MORELAND ROAD                  WILLOW GROVE          PA
           190900000
2 9  348  SHADYSIDE                                  5407 WALNUT
STREET                         PITTSBURGH
    PA       152320000
8 73 719  GROVE CITY                                 I-79 AND RT
208, SUITE 350                 GROVE CITY
    PA       161270000  4127485101
2 9  43   ARDMORE                                    23 PARKING
PLAZA                          ARDMORE
     PA       190030000  2156424293
5 24 6    WARWICK                                    117 WARWICK
MALL                           WARWICK
    RI       028860000  4017379220
3 28 382  HAYWOOD MALL                               700 HAYWOOD
ROAD S1058                     GREENVILLE
    SC       296070000  8036273857
3 28 351  MALL AT SHELTER COVE                       24 SHELTER
COVE LANE                      HILTON HEAD
     SC       299280000  8038422388
8 72 736  MYRTLE BEACH
                 MYRTLE BEACH   SC
3 28 325  KING STREET  (CHARLESTON)                  265-267 KING
STREET                         CHARLESTON
   SC       294010000  8037228231
3 13 380  WEST TOWN MALL                             7600
KINGSTON PIKE-S 1582           KNOXVILLE
           TN       379190000
3 13 279  COOL SPRINGS GALLERIA                      1800
GALLERIA BLVD/S. 1530          FRANKLIN
           TN       370640000  6147717232
3 13 384  THE MALL @ GREEN HILLS                     2126 ABBOT
MARTIN ROAD                    NASHVILLE
     TN       372150000
3 13 278  HAMILTON PLACE MALL                        2100
HAMILTON PL BLVD               CHATTANOOGA           TN
           374210000           6158947694
3 13 261  BELLEVUE CENTER                            7620 US HWY
70 SO.                         NASHVILLE
    TN       372210000  6156467692
3 13 260  SADDLECREEK                                7614 W.

FARMINGTON BLVD                GERMANTOWN            TN             381380000
         9017567996
3 17 320  NORTH PARK CENTER                          425 NORTH
PARK CENTER                    DALLAS
      TX       752250000  2146915544
3 17 283  DALLAS GALLERIA                            13350 DALLAS
PARKWAY                        DALLAS
   TX       752400000  2143864548
8 72 707  SAN MARCOS                                 3939
INTERSTATE HIGHWAY 35          SAN MARCOS
           TX       786660000  5127546754
8 72 726  GAINESVILLE                                4321 I-H 35
NORTH, SPACE 600               GAINESVILLE
    TX       762400000  8176886650
3 17 86   NORTH STAR MALL                            7400 SAN
PEDRO - SUITE 620              SAN ANTONIO
       TX       782160000  2103664742
3 17 350  COLLIN CREEK                               811 NORTH
CENTRAL EXPWY                  PLANO
      TX       750758815
3 17 344  ARBORETUM MARKET                           9722 GREAT
HILLS TRAIL                    AUSTIN
     TX       787590000  5123458307
3 17 356  HIGHLAND MALL                              6001 AIRPORT
ROAD                           AUSTIN
   TX       787520000
3 17 357  HULEN MALL                                 4800 SOUTH
HULEN ST.-S 130                FORT WORTH
     TX       761320000
3 29 83   TOWN & COUNTRY                             800 WEST
BELT                           HOUSTON
       TX       770240000  7139731196
3 29 368  BAYBROOK MALL                              1029
BAYBROOK MALL                  FRIENDSWOOD           TX
           775460000           7132808331
3 29 281  HOUSTON GALLERIA                           5085
WESTHEIMER SUITE 2880          HOUSTON               TX
           770560000           7136273722
3 29 266  WILLOWBROOK MALL                           7925 FM 1960
W PH 1096 WILWBR               HOUSTON
   TX       770700000  7134696792
3 29 300  RIVER OAKS                                 1992 WEST
GRAY SP609                     HOUSTON
      TX       770190000  7139427345
3 17 417  PRESTON PARK VILLAGE                       1900 PRESTON
RD                             PLANO
   TX       75093000
3 17 390  UNIVERSITY VILLAGE                     1620 SUNIVERSITY DRIVE
               FORT WORTH                           TX       761070000
3 17 385  HIGHLAND PARK VILLAGE                      47 HIGHLAND
PARK VILLAGE                   DALLAS
    TX       752050000  2145224700
3 17 411  COLLECTION @ BWY & SUNSET                  7959
BROADWAY                       SAN ANTONIO
           TX       782090000
4 31 115  TROLLEY SQUARE                             392 TROLLEY
SQUARE                         SALT LAKE CITY        UT
    841020000           8013221061
4 31 340  FASHION PLACE                              6191 SOUTH
STATE #201                     MURRAY
     UT       841070000  8012611071
1 8  381  FASHION SQUARE                             1554 EAST RIO ROAD
                       CHARLOTTESVILLE       VA             229010000
1 8  130  REGENCY SQUARE                             1404 PARHAM
ROAD                           RICHMOND
    VA       232290000  8047412797
1 8  159  SPRINGFIELD MALL                           6453
SPRINGFIELD MALL               SPRINGFIELD
           VA       221500000  7039719108
1 8  133  CHESTERFIELD TOWN CENTER                   11500

MIDLOTHIAN T'PIKE              RICHMOND                             VA
  232350000  8047941780
1 8  407  PENTAGON CITY                              1100 SOUTH
HAYES                          ARLINGTON
     VA       222020000  7034153170
1 7  312  TYSONS GALLERIA                            2001
INTERNATIONAL DRIVE            MCLEAN
           VA       221020000  7039179854
8 72 705  POTOMAC MILLS                              2700 POTOMAC
MILS CIR STE 933               PRINCE WILLIAM        VA
   221920000           7034915308
1 7  30   TYSON'S CORNER                             TYSON'S

CORNER CENTER                  MCLEAN                               VA
 221020000  7038930777
1 8  136  RESTON TOWN CTR                            11850 MARKET
STREET                         RESTON
   VA       220900000  7037874602
5 6  367  CHURCH ST.  MARKET PLACE                   ONE CHURCH
STREET                         BURLINGTON
     VT       054020000  8028604746
4 30 413  SOUTHCENTER MALL                           633
SOUTHCENTER                                          TUKWILA
                           WA     981880000
4 30 285  BELLEVUE SQUARE                            BELLEVUE
SQUARE # 1001                  BELLEVUE
       WA       980040000  2064553470
4 30 194  CITY CENTRE                                1420 FIFTH
AVENUE                         SEATTLE
     WA       981010000  2066234818
8 74 738  SUPERMALL                                  1101
SUPERMALL WAY                  SEATTLE
           WA       980010000
2 27 401  MAYFAIR MALL                               2500 N.
MAYFAIR ROAD-SP 0-28           WAUWATOSA             WI
        532260000           4147749222

                            ANNEX III

                           UCC FILINGS

                          See Attached.
                    UCC Filing Jurisdictions

AnnTaylor, Inc.

Alabama             Secretary of State
Arizona             Secretary of State
Arkansas            Secretary of State
                                   Office of the Clerk of the
                    Circuit Court and
                                    Ex Officio Recorder of
                    Pulaski County
California          Secretary of State
Colorado            Secretary of State
Connecticut         Secretary of State
Delaware            Secretary of State
District of
 Columbia           Recorder of Deeds of the District of Columbia
Florida             Secretary of State
Georgia             Clerk of the Superior Court of Fulton County
Hawaii              Registrar of Conveyances
Illinois            Secretary of State
Indiana             Secretary of State
Kentucky            Secretary of State of the Commonwealth of
                                    Kentucky
                                   Office of the County Clerk of
                    Jefferson
                                    County
Louisiana           Recorder of Mortgages of Orleans Parish
Maryland            Maryland State Department of Assessments and
                                    Taxation
Massachusetts       Secretary of Commonwealth
Michigan            Secretary of State
Minnesota           Secretary of State
Mississippi         Secretary of State
                    Chancery Clerk of Madison County
Missouri            Secretary of State
Nebraska            Secretary of State
Nevada              Secretary of State
New Hampshire       Secretary of State
New Jersey          Secretary of State
New Mexico          Secretary of State
New York            Department of State
North Carolina      Secretary of State
Ohio                Secretary of State
Oklahoma            County Clerk of Oklahoma County
Oregon              Secretary of State
Pennsylvania        Secretary of the Commonwealth
Rhode Island        Secretary of State
South Carolina      Secretary of State
Tennessee           Secretary of State
Texas               Secretary of State
Utah                Division of Corporations and Commercial Code
Vermont             Secretary of State
                    Town Clerk of Burlington
Virginia            State Corporation Commission
Washington          Department of Licensing
Wisconsin           Secretary of State